UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – May 20, 2014

A.C. SIMMONDS AND SONS INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-35802	45-5512933
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

3565 King Rd., King City, Ontario, Canada L7B 1M3
(Address of principal executive offices)

(905) 833-9845
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

On May 27, 2014, A.C. Simmonds and Sons Inc. (the “Company”), formerly known as BLVD Holdings, Inc., filed a report on Form 8-K with the U.S. Securities & Exchange Commission (the “Original Form 8-K”). The Original Form 8-K disclosed the Share Purchase Agreement, dated on May 20, 2014, among the Company and Direct Reefer Services Inc. (“DRS”), a corporation incorporated under the laws of the Province of Ontario, and Sam Sinisi and Italo Sinisi, the sole shareholders of DRS, pursuant to which the Company purchased one hundred percent (100%) of the outstanding shares of common stock of DRS.

This Form 8-K/A amends the Original Form 8-K to file the audited financial statements and pro forma financial statements related to the DRS acquisition pursuant to Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

DRS's audited combined financial statements, including the report of independent public accounting firm, as of and for the years ended December 31, 2013 and 2012 are attached hereto as Exhibit 99.1 and are incorporated herein by reference thereto.

(b) Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial statements and explanatory notes for the Company, after giving effect to the acquisition of DRS and adjustments described in such pro forma financial information, are attached hereto as Exhibit 99.2 and are incorporated herein by reference thereto.

(d) Exhibits.

Exhibit No.	Description

99.1	Direct Reefer Services Inc. audited consolidated financial statements, including the report of independent public accounting firm, as of and for the years ended December 31, 2013 and 2012.

99.2	Unaudited pro forma condensed combined financial statements and explanatory notes for the Company, after giving effect to the acquisition of Direct Reefer Services Inc. and adjustments described in such pro forma financial information.

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FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Report”) and the Exhibits hereto may contain forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Such statements may include, but are not limited to, information related to: anticipated operating results; our product offerings; relationships with suppliers; consumer demand; financial resources and condition; revenues; prospective profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; product and commercial liability; legal proceedings and claims. Forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and file or furnish as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

A.C. SIMMONDS AND SONS INC.

Dated: September 3, 2014	By:	/s/ John G. Simmonds
		Name:	John G. Simmonds
		Title:	Chief Executive Officer

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